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                                                                    EXHIBIT 23.2





                              ACCOUNTANT'S CONSENT




The Board of Directors
Healthdemographics


We consent to the use of our report incorporated herein by reference and to the references to our firm under the heading "Experts" in the prospectus.



                                /s/ KPMG PEAT MARWICK LLP



Atlanta, Georgia
April 13, 1998